EXHIBIT 99.1

GEE Group Addresses Star Equity’s Public Commentary Regarding Indication of Interest

Jacksonville, FL / ACCESS Newswire / January 22, 2026 / GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company,” “GEE Group,” “our” or “we”), a provider of professional staffing services and human resource solutions, today announced its response to the public commentary made through a press release issued today from Star Equity Holdings (Nasdaq: STRR) or “Star” referencing GEE Group and a letter (Indication of Interest or “IOI”) dated January 6, 2026.

The Company received an Indication of Interest (“IOI”) sent from Star via email on January 6, 2026. It was immediately circulated to the GEE Group Board of Directors and reviewed by them with outside counsel. It made reference to a possible business combination but was devoid of specifics or details regarding valuation information or indications, specifics on the consideration, structure, etc. Our initial diligence regarding Star reveals that it is a thinly traded (average volume, 7.86 thousand per day), micro-cap (market capitalization of approximately $36.7 million) hybrid staffing and multi-branded services company. Star has publicly disclosed recent GAAP net losses attributable to its common shareholders of $(1.831) million and $(4.275) million for the three-month and nine-month periods ended September 30, 2025, respectively, and has an accumulated deficit of $(434.2) million as of that date according to its public filings. The press release issued by Star expresses its opinions on various matters regarding GEE Group, much of which we do not agree with and we must point out that Star is not privy to material non-public information regarding GEE Group Inc. There is no nondisclosure agreement (“NDA”) in place between GEE Group and Star. Furthermore, although Star represents in its press release that it is a 5.4% stockholder of GEE Group, the Company has no basis on which to confirm the veracity of this claim as no Schedule 13D filing appears to have been made by Star to date disclosing its beneficial ownership of GEE Group stock.

The Company intends to privately and formally respond to Star in due course; as appropriate.  In accordance with its fiduciary duties, the Board of Directors of GEE Group will consider any bona fide offer regarding a business combination, acquisition, or other transaction that it believes will enhance shareholder value.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company provides professional staffing services and solutions in information technology, engineering, finance and accounting specialties through the names of Access Data Consulting, Agile Resources, Omni-One, GEE Group Columbus, Hornet Staffing and Paladin Consulting. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). The Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

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Forward-Looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include, without limitation, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions of future tense. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. The international pandemic, the “Novel Coronavirus” (“COVID-19”), negatively impacted and disrupted the Company’s business operations and had a significant negative impact on the global economy and employment in general, resulting in, among other things, a lack of demand for the Company’s services.  This was exacerbated by government and client directed “quarantines”, “remote working”, “shut-downs” and “social distancing”.  Some of these outcomes or by-products of the pandemic have persisted in one form or another since and there is no assurance that conditions will ever fully return to their former pre-pandemic status quo. These and certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities  and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, future global pandemics such as COVID-19 or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@geegroup.com

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